Fees Summary	Aug. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	5,178.4
Total Transaction Valuation	37,497,441.45
Total Offset Amount	0
Net Fee	$ 5,178.4
Offset Table N/A	N/A